SHARE PURCHASE ARGEEMENT TERM SHEET

Monday, November 22, 2010

Roadships Holdings, Inc

Share purchase of

Royans Brisbane Pty Ltd

MC Capital
Level 29 Chifley Tower
2 Chifley Square
Sydney NSW 2000
Australia

ABN 55 135 660 427
AFSL 329 133

PROJECT ROADSHIPS HOLDINGS –
HEADS OF AGREEMENT

between

Royans Brisbane Pty Ltd  (“Royans Brisbane”)
ACN 002 670 484
17/23 Alfred Rd
Chipping Norton NSW 2170
Australia

and
Roadships Acquisitions Australia Limited (“Roadships Acquisitions”)
ACN 135 439 753
15/31 Governor Macquarie Drive
Chipping Norton NSW 2170
Australia

and
Roadships Holdings Incorporated (“Roadships Holdings”)
525 North Tryon Street, Suite 1600
Charlotte North Carolina 28202
United States of America

and
Peter Royan (“Peter Royan”)
17/23 Alfred Rd
Chipping Norton NSW 2170
Australia

1.Transaction overview

• Roadships Acquisitions aims to acquire 100% of the shares on issue for Royans Brisbane in exchange for ordinary shares, preference shares and options in its parent company Roadships Holdings.

• Roadships Holdings is a Delaware based public corporation listed on the U.S. Over The Counter Bulletin Board (“OTC-BB”) exchange with the ticker RDSH. Roadships Holdings is an emerging company in the short-sea and ground freight industry sectors operating though its wholly owned subsidiaries in the United States and Australia. Roadships is also a builder of Short Sea Ships in partnership with STX Canada Marine Inc. Roadships Holdings aims to provide superior short sea and ground freight solutions to its clients throughout the world

• Royans Brisbane provides specialist repair services to the heavy transport industry on the East-coast of Australia. Initially founded in 1944, Royans Brisbane has highly experience personnel who pride themselves on excellent levels of service.

• It is Roadships Acquisitions’ objective to expand its Australian operations such that the parent company Roadships Holdings may satisfy the minimum revenue requirements as specified in the National Association of Securities Dealers Automated Quotations (“NASDAQ”) listing rules. Subsequent to this funding for further acquisitions will occur through an initial public offer (“IPO”) of shares in Roadships Holdings.

• This Heads of Agreement (“HoA”) sets out the key terms for the acquisition of all shares on issue for Royans Brisbane by Roadships Acquisitions, the process and timetable for ordinary shares in Roadships Holdings and the involvement of Royans Brisbane and its management in the ongoing operations of Roadships Acquisitions.

2. Purchase Consideration

• Roadships Holdings will offer to acquire the Leasehold property at Corner Industrial and Campbell Roads, Wacol QLD 4076 (Wacol) and all of the issued shares of Royans Brisbane for the following consideration (subject to adjustment and a maximum payment as set out below and free of undisclosed encumbrances and other third party rights) (“Purchase Consideration”):

• (2.1)  Settlement of the existing loan on the Leasehold property at Wacol to the value of $1.6 million on or before 31 January 2011;

• (2.2) The Leasehold property at Wacol, currently owned by Putoke Alinton Pty Ltd as trustee of the Putoke No. 2 Unit Trust, for $6 million

• (2.3)  100% of the issued shares of Royans Brisbane for $6 million

• Roadships Holdings will satisfy the Purchase Consideration in scrip as set out in 3.3 below.

3. Consideration Terms

• The Purchase Consideration is made up of the following payments:

• (3.1) “First Payment” as set out in 2.1 above,

• (3.2) “Second Payment” made upon completion of sale and purchase of the Leasehold property as set out in 2.2 above,

• (3.3) “Third payment” made upon competition of the sale and purchase of the shares as set out in 2.3 above,

• (3.4) The payments relating to 3.2 and 3.3 above will be paid 100% in scrip to be satisfied via the following issues and transfers

• (3.4.1) 10 million preference shares in Roadships Holdings to be issued to Peter Royans,

• (3.4.2) 5 million common shares in Roadships Holdings to be issued to Peter Royans,

• (3.4.3) 3 million free trading shares in Roadships Holdings,

• (3.4.4) 4 million options in Roadships Holdings exercisable at par with a strike price of 25 cents each to be issued to Peter Royans

• (3.5) The payments relating to 3.1 above will be paid in cash to Putoke Alinton Pty Ltd as trustee of the Putoke No. 2 Unit Trust or as otherwise directed in writing by Peter Royan.

• The Effective Date will be taken as 1 December 2010 when the payments described in 3.2, 3.3 and 3.4 shall be made. Roadships Acquisitions will be entitled to all of the benefits and liabilities and to report the profit of Royans Brisbane from the Effective Date.

• In this HoA, ‘$’ means the lawful currency of the Commonwealth of Australia.

4. Offer conditions

• The Roadships Acquisitions offer has been made on the basis of a number of assumptions including:

o full disclosure of all encumbrances relating to Royans Brisbane and the Leasehold property Wacol;

o sufficient working capital in Royans Brisbane at the Effective Date to fund at least three months future operations;

o the forecast overhead expenses, include all costs required for Royans Brisbane to operate on a standalone basis; and

o reasonable and achievable financial forecast for the financial year 2011 and 2012

• Roadships Acquisitions’ offer range is made subject to full and complete due diligence on Royans Brisbane and the following key conditions:

o commercial due diligence by Royans Brisbane to Roadships Acquisitions’ satisfaction;

o satisfactory detailed accounting and legal due diligence required as part of an IPO including an investigating accountants report and forecast review;

o implementation of three years service agreement(s) with Key Management. For the purposes of this HoA Key Management is deemed to include Peter Royan and the Branch and Sales Managers;

• Some of the key issues Roadships Acquisitions would focus due diligence on would include but not be limited to:

o full understanding and review of agreements and relationships with customers and suppliers;

o market power of competitors in each market the Business operates within;

o growth prospects of each market;

o underlying capital expenditure requirements and historic levels;

o full review of operating systems;

o detailed financial history for the last three years;

o detailed financial forecast for the next two years;

o analysis of historic and forecast revenues;

o details of all commitments;

o review of expenses required to collect forecast revenue, including overheads;

o costs of implementation of any transaction, including tax effects for the purchaser;

o details of and access to the senior management of; and

o site visits would be required.

• Should Peter Royan wish to but be unable to sell all of the shares issued to him in Roadships Holdings, as set out in 3.4.1 and 3.4.2 above, with in the 12 month period after the effective date for a value equal to or greater than $12 million Roadships Holdings will transfer all of the shares in Royans Brisbane to Peter Royan. In this event Roadships Holdings will not be repaid the amount spent on settlement of the loan stipulated in 2.2 above and any value realised by sale of the shares as set out in 3.4.1 and 3.4.2. will be retained by Peter Royan.

5. Royans Brisbane pre-IPO involvement

• The involvement of Royans Brisbane within the operations of Roadships Holdings will comprise a pre-IPO involvement and post-IPO or ongoing involvement.

• The services required of Royans Brisbane, its management and shareholders within the pre-IPO preparation phase including the IPO execution phase are detailed below:

o full access to Royans Brisbane business and operational records;

o prompt actioning by management of all requests for information required by Roadships Holdings and all its IPO advisors, in the form and detail stipulated by Roadships Holdings and such advisers;

o full co-operation and assistance with the Roadships Holdings IPO process;

o preparation of a full and complete data room of the Business in the form stipulated by Roadships Holdings and all its IPO advisors;

o assistance and preparation of  full statutory and management accounts for the 2008(a), 2009(a), 2010(a), 2011(f), and 2012(f) years in the form and detail required by Roadships Holdings and its advisers including all supporting ledgers and reconciliations;

o access to all customers and suppliers of  Royans Brisbane as required in consultation with Royans Brisbane management;

o other services and information reasonably required of Royans Brisbane in order to affect an IPO of Roadships Holdings having regard to the Target as a division of Roadships Holdings

o assistance as required in the establishment of Roadships Holdings functions including

▪ Sales function

▪ transport operations function

▪ Consolidated financial reporting and treasury function

▪ Participation and assistance within the IPO pre marketing phase and general IPO public relations campaign

6. Royans Brisbane’s involvement in ongoing operations of Roadships Holdings
Royans Brisbane will principally operate within its existing ordinary course of business after the execution of this Transaction, and will maintain its existing operational integrity aside from the involvement of Royans Brisbane in the ongoing Roadships Acquisitions model which will consist of:

1. A central sales and marketing function;

2. transport operations function including Customer Relationship Management (“CRM”) implementation and integration;

3. Financial and Treasury functions;

4. Human Resources function

Each of these areas is considered in-turn below:
Central Sales and Marketing Function

• Roadships Holdings will aim to sell Royans Brisbane’s capabilities along side other constituent company products. Royans Brisbane’s involvement within the Roadships Acquisitions sales function will include:

o formulation of integrated client offerings of services to Roadships Acquisition and Royans Brisbane clients;

o participation in Roadships Acquisition’s marketing presentations to clients including the involvement of relevant Royans Brisbane sales and specialist staff.

Cross Sales

• Roadships Holdings will aim to cross-fertilise its constituent companies within its portfolio companies and additional transport & logistics businesses sourced by Roadships Holdings. Initially the cross sales function will comprise the implementation and integration of a CRM program. Requirements of Royans Brisbane for the Roadships Holdings Cross Sales function include:

o full and complete assistance with the implementation of a CRM program including upload of Royans Brisbane’s current client/customer information, including but not limited to:

▪ identity of and continuing update of client database;

▪ relationship contact points;

▪ history of services/products produced;

▪ history of interaction;

Operational requirements of Royans Brisbane including but not limited to the following:
Finance

• Bi-annual review of the business plan including preparation of forecast accounts, growth initiatives and capital expenditure requirements, etc;

• Preparation of monthly management accounts in the form and detail required by Roadships Acquisitions;

• Preparation of monthly statutory Profit and Loss, Balance Sheet and Cashflow accounts in the form and detail required by and with the assistance of Roadships Acquisitions.

Executive committee

• Participation and involvement in monthly executive committee meetings on group performance, strategy and on-going operations

Key principal involvement in Roadships Holdings

• The involvement of key principals and management within the operations of Roadships Holdings is to be agreed upon, but may include:

o ongoing involvement in Roadships Holdings sales function

o strategy

o business development

o other

7. Roadships Holdings pre-IPO preparation, execution and funding of IPO process

• Roadships Holdings will conduct and manage pre-IPO preparation for constituent companies to consist of the following:

• Commercial due diligence period to identify key legal, financial risks and material business issues for disclosure within the Prospectus

• Preparation of a consolidated financial model for Roadships Holdings and its constituent companies including detailed financial accounts including Profit and Loss, Balance Sheet and Cashflow statements for each of the years:

•  2008(a) pro-forma, 2009(a) pro-forma, 2010(a) pro-forma

• 2011 forecast , 2012 forecast

• Formulation and implementation of management accounting and reporting process and protocols across all constituent companies;

• Formation and implementation of financial reporting protocol and process across all constituent companies;

• Formulation and implementation of a treasury function across all constituent companies;

• Formulation and implementation of appropriate governance procedures including:

• public board (governance procedures)

• executive committee (governance procedures)

• other board committees and  process and procedures required for a public company

• Roadships Holdings will conduct, fund, implement and manage the envisaged IPO process including:

• appointment of Broker(s) to the issue and/or an underwriter;

• appointment of legal, accounting and technology advisors;

• co-ordination of the IPO due diligence process including

• management of legal due diligence and final due diligence report

• management of investigating accountants historic audit and final report

• management of investigating accountants forecast review and final report

• management of pricing, offer structure and  IPO mechanism;

• pre-marketing and management of IPO public relations campaign; and

• IPO settlement and allotment process.

8. Transaction documentation
The following Transaction documentation is envisaged:

• Sale and Purchase Agreement

o Document acquisition of Royans Brisbane, including consideration mechanism, Conditions Precedent other conditions, representations and warranties in accordance with the terms and principles within this HoA

o Document earn-out mechanism in accordance with the terms and principles within this HoA

• Service Agreements

o Execution of Service Agreements for Royans Brisbane key employees to include the following terms:

▪ Services to be provided and service period (likely to extend over the earn-out period);

▪ Salary and remuneration package details, including KPIs and details of an Executive Share Option Plan (ESOP);

▪ Service Terms acceptable to Roadships Holdings;

▪ Restrained activity and Non-compete;

▪ Other to be agreed.

9. Process and indicative Timetable

• In principle agreement and execution of HoA -  Monday, November 8, 2011

Stage 1

• Due diligence check list to be provided upon date of signing HoA.  Pre-contract commercial due diligence period by Roadships Holdings to commence 2 weeks after signing of Term Sheet – Friday, November 22, 2010 – Friday, November 29, 2010

o This stage will consist of high level management interviews, data room preparation and access, initial forecast review and review of material contracts

Stage 2

• Negotiation of transaction documentation Friday, November 12, 2010 – Friday, November 29, 2010

o Following completion of Stage 1 it is anticipated that a final offer and associated definitive sale and purchase agreement will be agreed with Royans Brisbane detailing consideration, key terms and conditions

o Execution of Transaction Documentation and execution of the definitive sale and purchase agreement – Wednesday, December 1, 2010

Stage 3

• The listing of Roadships Holdings on the NASDAQ anticipated to occur on or before Friday, January 31, 2011

 (The target dates above will change having regard to any change in the mode of Business establishment)

10. Other Funding Mechanisms

• Any additional external funding required by Roadships Holdings is proposed to be raised by Roadships Holdings through an issue of Roadships Holdings equity, debt or hybrid securities. Additional funding may be required for the following:

o further funds required to conduct an Initial Public Offer Process; and/or

o purchase of an option over Targets; and/or

o purchase of equity in individual targets; and/or

o outright purchase of individual targets; and/or

o other funding requirements reasonably required for business development.

• In the event that an IPO is not pursued as the primary funding mechanism for the acquisition of Target companies, a number of alternative funding mechanisms are available to expand the Roadships Holdings business and acquisition of Target companies including:

o involvement of a private equity fund; and/or

o private raising through an excluded offer process; and/or

o sale of a cornerstone stake in Roadships Holdings to a strategic or trade buyer; and/or

o a combination of the above.

• In the event completion of the transaction does not occur:

o the parties will act in good faith and agree terms of any relationship or transaction extending beyond Friday, January 31, 2011

11. Confidentiality

• In consideration of Roadships Acquisitions and Roadships Holdings providing this HoA, Royans Brisbane agrees that the existence, extent and terms of this HoA and all information concerning the Roadships Acquisitions and the Roadships Holdings plans, strategy and operational model (“Roadships Holdings Confidential Information”) will be kept strictly confidential and must not be used for any purpose other than in respect of the proposed acquisition, and without restricting the generality of the foregoing, Royans Brisbane must not otherwise publish generally, use to its commercial advantage or communicate to anyone in general, Roadships Holdings’ Confidential Information or any part of Roadships Holdings’ Confidential Information (including the fact that Roadships Holdings’ Confidential Information has been provided to it).

The Vendors acknowledge receipt of this Heads of Agreement dated    November, 2010 (of which the above is an exact copy) and confirm acceptance of the in principle terms and conditions.

EXECUTED for and on behalf of ROADSHIPS HOLDINGS INCORPORATED an authorised officer or representative in the presence of:
Signature of witness	Authorised officer or representative
Full name	Full name
EXECUTED for and on behalf of ROADSHIPS ACQUISITIONS AUSTRALIA LTD. by an authorised officer or representative in the presence of:
/s/ Angus Mackenzie Signature of witness	/s/ Michael Mugent Authorised officer or representative
Angus Mackenzie Full name	Michael Nugent Full name
EXECUTED for and on behalf of ROYANS BRISBANE PTY LTD by an authorised officer or representative in the presence of:
/s/ Angus Mackenzie Signature of witness	/s/ Peter Royans Authorised officer or representative
Angus Mackenzie Full name	Peter Royans Full name
EXECUTED by PETER ROYAN in the presence of:
/s/ Angus Mackenzie Signature of witness	/s/ Peter Royans Authorised officer or representative
Angus Mackenzie Full name	Peter Royans Full name